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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-3 of our report dated February 21, 1996, on our audits of the financial statements of Pharmacia & Upjohn, Inc. and Subsidiaries. We also consent to the reference to our firms under the caption "Experts".

/s/  COOPERS & LYBRAND L.L.P.                         /S/  KPMG PEAT MARWICK LLP

Chicago, Illinois
July 19, 1996